 Exhibit 32.1

CERTIFICATION

The undersigned, the Chief Executive Officer of China XD Plastics Company Limited (the “Company”) hereby certifies that, to his knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2019	By:	/s/ Jie Han
Jie Han, Chief Executive Officer (Principal Executive Officer)